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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ___________________

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 5, 2007

                          EURO GROUP OF COMPANIES, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                   000-29805
                             ----------------------
                            (Commission File Number)


                 Delaware                               13-4070586
 --------------------------------------      ----------------------------------
(State or incorporation or organization)    (I.R.S. Employer Identification No.)


              181 Westchester Avenue, Port Chester, New York 10573
                     --------------------------------------
                    (Address of principal executive offices)

                          Telephone No.: (914)-937-3900
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                             ICT Technologies, Inc.
              -----------------------------------------------------
             (Former name or address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         Effective November 5, 2007, ICT Technologies, Inc. (the "Company") changed its corporate name to Euro Group of Companies, Inc. to reflect the Company's "Euro" and "Eugro" product and service brand names. This action was taken subsequent to the Company's stockholders representing greater then a majority of the Company's issued and outstanding shares of common stock consenting in writing to such action as previously disclosed by the Company in its Definitive Information Statement on Schedule 14C which was filed with the Securities and Exchange Commission on October 11, 2007 and mailed to stockholders at or shortly after such time.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

         The Exhibits to this report are listed in the Index to Exhibits which immediately follows the signature page hereto.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  November 5, 2007                    EURO GROUP OF COMPANIES, INC.
                                            (f/k/a ICT Technologies, Inc. )
                                            (Registrant)


                                            By:  /s/  Vasilios Koutsobinas
                                               --------------------------------
                                                      Vasilios Koutsobinas
                                                      Chairman,
                                                      Chief Executive Officer
                                                      and Principal Executive
                                                      Officer

                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------

3.1 Certificate of Amendment to the Certificate of Incorporation of ICT Technologies, Inc. dated as of November 5, 2007, changing its name to Euro Group of Companies, Inc.